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                                                                   Exhibit 10.32

THIRD AMENDMENT TO SECURITY AGREEMENT AND TERMINATION AGREEMENT

          THIRD AMENDMENT TO SECURITY AGREEMENT AND TERMINATION AGREEMENT, dated as of May 15, 2001 (this "Amendment and Termination"), with respect to (i) the
                          -------------------------
third amendment to the Security Agreement, dated as of September 30, 1999 (as amended or modified the "Security Agreement") by and among AMERICREDIT BOA TRUST, a Delaware business trust, as debtor (in such capacity, the "Debtor"),
                                                                    ------
AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("AmeriCredit"),
                                                               -----------
individually and in its capacity as collection agent (in such capacity, the "Collection Agent"), AMERICREDIT FUNDING CORP. II, a Delaware corporation ("AFC
 ----------------                                                           ---
II"), individually, KITTY HAWK FUNDING CORPORATION, a Delaware corporation (the
--
"Company") and BANK OF AMERICA, N.A., a national banking association ("Bank of
 -------                                                               -------
America"), individually and as collateral agent for the Secured Parties (in such
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capacity, the "Collateral Agent"), (ii) the termination of Bank of Tokyo-
               ----------------
Mistubishi, Ltd. ("BTM") from the Note Purchase Agreement, dated as of September 30, 1999 (as amended or modified the "Note Purchase Agreement") by and among AMERICREDIT BOA TRUST, a Delaware business trust, as issuer (in such capacity, the "Issuer"), KITTY HAWK FUNDING CORPORATION, a Delaware corporation (the "Company") and BANK OF AMERICA, N.A., a national banking association ("Bank of
 -------                                                               -------
America"), as agent for the Company and the Bank Investors named therein (in
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such capacity, together with its successors, the "Agent"), as administrative
                                                  -----
agent for the Company (the "Administrative Agent") and as a Bank Investor (in
                            --------------------
such capacity, a "Bank Investor") and (iii) the termination of the Participation
                  -------------
Agreement, dated as of October 27, 2000 (the "Participation Agreement") between Bank of America and BTM.

                            PRELIMINARY STATEMENTS

          WHEREAS, certain of the parties hereto are party to the Security Agreement and the Note Purchase Agreement and the Issuer has requested that the Company, the Bank Investor and the Agent agree to make certain additional changes and amendments to the Security Agreement;

          WHEREAS, pursuant to an assignment and assumption agreement, dated as of October 27, 2000 (the "Assignment Agreement") between Bank of America and BTM, Bank of America assigned and BTM (i) purchased an interest in all of Bank of America's right and obligations under the Note Purchase Agreement and the other Transaction Documents in an amount equal to a Commitment of $25,000,000 and (ii) became party to the Note Purchase Agreement as a Bank Investor;

          WHEREAS, in connection with the Assignment Agreement, Bank of America and BTM entered into the Participation Agreement, pursuant to which Bank of America sold and BTM purchased an undivided participation interest in any and all Purchased Interests (as defined therein) acquired by Bank of America in respect of advances made under the Note Purchase Agreement, in a maximum amount equal to $25,000,000;

          WHEREAS, BTM desires to terminate its obligations under the Note Purchase Agreement and to terminate the Participation Agreement; and
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          WHEREAS, subject to the terms and conditions set forth herein, the
Company, the Bank Investor and the Agent are willing to: (i) make such additional changes and amendments to the Security Agreement, (ii) terminate BTM's obligations under the Note Purchase Agreement and (iii) terminate the Participation Agreement.

          NOW, THEREFORE, the parties hereby agree as follows:

          1.    Defined Terms.  Except as otherwise set forth herein,
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capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Security Agreement.

          2.    Amendment to the Security Agreement.  Section 1.1 of the
                -----------------------------------
Security Agreement is hereby amended by amending and restating the definition of "Facility Limit" in its entirety as follows: "Facility Limit" shall mean
                                              --------------
$250,000,000: provided that such amount may not at any time exceed the aggregate
              --------
Commitments at any time in effect."

          3.    Termination.  BTM's Commitment under the Note Purchase Agreement
                -----------
is hereby terminated and the Participation Agreement is hereby terminated;

provided, however, in each case with respect to matters arising prior to such
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termination (i) Article IV and Sections 5.5, 6.4 and 6.9 of the Note Purchase
Agreement shall survive as to BTM and (ii) Sections 12 and 20 of the Participation Agreement shall survive the termination thereof. Each of the Issuer, AmeriCredit and AFC II hereby acknowledge that: (i) BTM is no longer party to the Note Purchase Agreement; and (ii) the Issuer has no right to request any advances from BTM thereunder.

          4.    Representations and Warranties. To induce the Company, the Bank
                ------------------------------
Investor, the Collateral Agent, BTM and the Agent to enter into this Amendment and Termination, each of the Issuer, AFC II, AmeriCredit and the Collection Agent hereby represents and warrants (each as to itself) as of the Closing Date (as hereinafter defined) that:

                (a) It has the power, authority and legal right to make and deliver this Amendment and Termination and to perform its obligations under the Security Agreement, as amended by this Amendment and Termination, without any notice, consent, approval or authorization not already obtained, and it has taken all necessary action to authorize the same.

                (b) The making and delivery of this Amendment and Termination and the performance of the Security Agreement, as amended by this Amendment Termination, do not violate any provision of law or any regulation, or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Security Agreement, as amended by this Amendment and Termination, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

                (c) The representations and warranties made by it contained in each Transaction Document are true and correct in all material respects on and as of the date of this

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Amendment and Termination and after giving effect hereto, except for those representations and warranties that address matters only as of a particular prior date.

                (d) No Termination Event or Potential Termination Event has occurred and is continuing under the Security Agreement on and as of the date of this Amendment and after giving effect to hereto.

          5.    Conditions Precedent.  This Amendment and Termination shall
                --------------------
become effective, as of the date hereof, on the date (the "Closing Date") on
                                                           ------------
which the following conditions precedent shall have been fulfilled, which Closing Date shall be confirmed in writing by the Agent upon request:

                (a)  This Amendment and Termination. The Agent shall have
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received counterparts of this Amendment and Termination, duly executed and delivered by each of the parties hereto.

                (b)  Fees.  (i) BTM shall have received $3,500, representing all
                     ----
amounts owed to it under the Note Purchase Agreement in respect of its Commitment Fee and Facility Fee, accrued from May 1, 2001 to and including May 14, 2001 (the "Accrued Fees"), to be paid by the Agent on behalf of the Debtor. Without prejudice to its rights to indemnification thereunder in accordance with the terms thereof, BTM hereby acknowledges payment in full of all amounts owed to it under the Transaction Documents.

                (ii) The Debtor, AFC II and AmeriCredit, individually and its capacity as Collection Agent, hereby agree that notwithstanding the Agent's payment of the Accrued Fees to BTM on the date hereof, such amount shall be due and payable by the Debtor to the Agent on the Remittance Date related to the May 2001 Settlement Period, representing the Commitment Fee and Facility Fee earned by BTM from May 1, 2001 to and including May 14, 2001.

                (c)  Additional Documents.  The Agent shall have received all
                     --------------------
additional approvals, legal opinions, documents, instruments and items of information as the Agent may reasonably request and all of the foregoing shall be in form and substance reasonably satisfactory to the Agent.

                (d)  Legal Matters.  All instruments and legal and corporate
                     -------------
proceedings in connection with the transactions contemplated by this Amendment and Termination shall be reasonably satisfactory in form and substance to the Agent and its counsel.

                6.   Reference to and Effect on the Transaction Documents. On
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and after the Closing Date each reference in the Security Agreement to "this
Agreement," "hereunder," "hereof" or words of like import, and each reference in the Note Purchase Agreement, the Security Agreement or any other Transaction Document to "the Security Agreement," "thereunder," "thereof" or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement as amended hereby.

                7.   Full Force and Effect. Except as specifically amended
                     ---------------------
hereby, each Transaction Document shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment and

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Termination shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Company, any Bank Investor, the Collateral Agent or the Agent under any Transaction Document, nor constitute a waiver of any provision of any Transaction Document.

          8.    Counterparts.  This Amendment and Termination may be signed in
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any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

          9.    Governing Law.  This Amendment and Termination shall be governed
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by and construed in accordance with the laws of the State of New York without regard to the conflict of law principles thereof.

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          IN WITNESS WHEREOF, the parties have caused this Amendment and
Termination to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              KITTY HAWK FUNDING CORPORATION,
                               as Company

                              By: _______________________________
                                Name:
                                Title:

                              AMERICREDIT BOA TRUST, as Issuer

                              By: BANKERS TRUST (DELAWARE), not in its
                               individual capacity but solely as Trustee

                                 By: _______________________________
                                   Name:
                                   Title:

                              AMERICREDIT FINANCIAL SERVICES, INC.,
                               individually and as Collection Agent

                              By: _______________________________
                                Name:
                                Title:

                              AMERICREDIT FUNDING CORP. II,
                               individually

                              By: _______________________________
                                Name:
                                Title:
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                               BANK OF AMERICA, N.A.,
                                as Collateral Agent, Agent, Administrative Agent and Bank Investor, and individually, under the Participation Agreement

                               By: _______________________________
                                 Name:
                                 Title:

                               BANK OF TOKYO-MITSUBISHI, LTD.
                                as a Bank Investor under the Note Purchase
                                Agreement and Participant under the
                                Participation Agreement

                               By: _______________________________
                                 Name:
                                 Title:

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